                                                                   EXHIBIT 10.3b



                             LARGE ACCOUNT RESELLER
                             REBATE ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT
                            (JULY - DECEMBER, 1995)

This Addendum ("Addendum") entered into as of the 1st day of July, 1995, supplements that certain Microsoft 1995/1996 Channel Agreement ("Agreement") between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 7504l. The Agreement is hereby supplemented as follows:

1.       PURPOSE

The purpose of this Addendum is to set forth the framework by which CUSTOMER may earn Rebates on Microsoft Select sales.

2.       TERM AND TERMINATION

This Addendum shall be effective as of the date indicated above, and shall expire December 31, 1995. Either party may terminate this Addendum, with or without cause, upon thirty (30) days prior written notice. This Addendum is not valid unless both MS and CUSTOMER have executed a Microsoft 1995/1996 Channel Agreement and the Addendum to the Microsoft 1995/1996 Channel Agreement (Appointment As A Large Account Reseller).

3.       DEFINITIONS

For purposes of this Addendum, capitalized terms not otherwise defined herein, shall have the same definitions as set forth in the Agreement. Additional capitalized terms included in this Addendum are as defined in Schedule A attached hereto.

4.       REBATES

CUSTOMER is eligible to receive up to a * Rebate on its Qualified Select Sales made during the Rebate Period. The Rebate shall be paid provided CUSTOMER complies with the Select Rebate Program Guidelines outlined in Schedule B. Notwithstanding such Rebate Program Guidelines, MS may, at its sole discretion, pay all or any portion of the Rebate prior to the end of the Rebate Period. The Rebate so paid may be adjusted subsequently based upon compliance with the Rebate Program Guidelines.

IN WITNESS WHEREOF, the parties have signed this Addendum on the date indicated below. This Addendum is hereby made part of the Agreement. All terms and conditions of the Agreement not supplemented herein shall remain in full force and effect. This Addendum is not binding until executed by MS.

AGREED AND ACCEPTED TO BY                  AGREED AND ACCEPTED TO BY
MICRO CORPORATION ("MS")                   SOFTWARE SPECTRUM, INC.
                                           ("CUSTOMER")

By: /s/ ILLEGIBLE                          By: /s/ Keith R. Coogan
   ---------------------------------          ---------------------------------

/s/ ILLEGIBLE                              Keith R. Coogan
- - ------------------------------------       ------------------------------------
Name (please print)                        Name (please print)

/s/ ILLEGIBLE                              Vice President of Operations
- - ------------------------------------       ------------------------------------
Title                                      Title

06/27/95                                   June 19, 1995
- - ------------------------------------       ------------------------------------
Date                                       Date

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                                   SCHEDULE A

                                  DEFINITIONS

         "ELECTRONIC DATA INTERCHANGE" or "EDI" is defined as the ANSl-ASCII X.l2 standard, adopted by CompTlA, by which CUSTOMER shall order and report to MS.

         "QUALIFIED SELECT SALES" is defined as net Select sales excluding the Select Maintenance revenue of all Enrollment Agreements signed prior to July l, l995, and all revenue from Enrollment Agreements signed prior to July I, l994, made during the Rebate Period, to CUSTOMER's End User customers as reported to MS in CUSTOMER's normal sales reporting.

         "REBATE" is defined as the dollar amount paid to CUSTOMER by MS in the form of a purchase credit for achieving specific rebate goals as set forth herein.

         "REBATE PERIOD" is defined as the six (6) calendar months, July l, l995 - December 3l, l995, during which CUSTOMER shall be eligible to earn Rebates.

         "STREET DATE" is defined as the date prior to which new Product or new versions of existing Product shall not be available for End User purchase.

                                   SCHEDULE B

                           REBATE PROGRAM GUIDELINES

- - -------------------------------------------------------------------------------
                         SELECT REBATE PROGRAM OVERVIEW
- - -------------------------------------------------------------------------------

PROGRAMS: Microsoft offers four Select rebate programs for the July - December, 1995 Rebate period. Rebate percentages available are listed in the table below. Details on each program are also included in this document.

- - -------------------------------------------------------------------------------
         REBATE INCENTIVE          MAXIMUM PERCENTAGE       OUTLINED ON PAGE(S)
                                        AVAILABLE
- - -------------------------------------------------------------------------------
         Compliance Program                                        B1-B2
         Business Systems Program                                  B2-B4
         Maintenance Program                *                      B4-B5
         Enterprise (MELP) Program                                 B5-B6
         Total

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. November 15th for the July - September, 1995 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the rebate period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, REBATE SPECIALIST, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment.

- - -------------------------------------------------------------------------------
                           COMPLIANCE REBATE PROGRAM
- - -------------------------------------------------------------------------------

PROGRAM OBJECTIVES: The objective of the Compliance Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

1.       MICROSOFT PAYMENT REQUIREMENTS:

Microsoft requires it's customers to pay it's invoices within terms. In order to maintain compliance, * of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Microsoft 1995/1996 Channel Agreement
Large Account Reseller Rebate Addendum
July-December, 1995                                                     Page A2

2.       MICROSOFT STREET DATE REQUIREMENTS:

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

          o Ship or deliver the product to any end-user customer prior to the Street Date.
          o Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
          o Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
          o Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter (including, but not limited to Microsoft(R) Windows(R) 95), CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to STREET DATE VIOLATIONS AT MICROSOFT AT (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

3.       MICROSOFT REPORTING REQUIREMENTS

CUSTOMER must comply with the reporting requirements as outlined in the 1995/1996 Channel Agreement and/or the Senior Partner Marketing Fund and Reporting Agreement, as applicable.

4.       MICROSOFT TRANSACTION REQUIREMENTS

Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide attached hereto as Schedule C. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

COMPLIANCE REBATE CALCULATION: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment equal
to (*      ) of that month's total Qualified Select Sales. The rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

- - -------------------------------------------------------------------------------
                        BUSINESS SYSTEMS REBATE PROGRAM
- - -------------------------------------------------------------------------------

PROGRAM OBJECTIVE: The objective of the Microsoft Business Systems Rebate Program is to increase the Microsoft Business Systems revenue as well as to increase the ratio of Microsoft Windows NT Client licenses to Server license sales. The Microsoft Business Systems products consist of any license type of the following products: MICROSOFT(R) BACKOFFICE, MICROSOFT(R) MAIL, MICROSOFT(R) EXCHANGE, MICROSOFT(R) SNA SERVER, MICROSOFT(R) SQL SERVER(TM), MICROSOFT(R) SYSTEMS MANAGEMENT SERVER, MICROSOFT(R) WINDOWS NT(TM) SERVER, and MICROSOFT(R) WINDOWS NT(TM) WORKSTATION.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Microsoft 1995/1996 Channel Agreement
Large Account Reseller Rebate Addendum
July-December, 1996                                                     Page A3

REBATE PERCENTAGES: The total possible rebate percentage achievable for the
Business Systems Rebate Program is      *     of Qualified Select Sales for the
July - December, 1995 semester.

GOAL DEFINITIONS: The program goals are based upon the following:

                 o        Existing Microsoft Business Systems revenue.
                 o        Microsoft's Business Systems revenue goals.
                 o        Microsoft's Windows NT Client to Server Ratio goals.

REBATE GOALS: CUSTOMER must meet a minimum Windows NT Client to Server Ratio of
* in order to receive any portion of the Business Systems rebate. Performance against the Client to Server goal will be measured against all license types of Microsoft Windows NT including full packaged product, MLPs, MOLP, and Select license types. Provided that CUSTOMER meets the * Client to Server Ratio, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal. CUSTOMER's performance against the revenue goal will also be based on all license types.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet * of the first quarter goal, CUSTOMER can still achieve * of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Business Systems Rebate Program goals are as follows:

                 o       Minimum Windows NT Client to Server Ratio of *
                 o       Quarter 1 Goal (July - September, 1995): *
                 o       Semester Goal (July - December, 1995): *

PAYMENT: As stated earlier, CUSTOMER must attain a * Client to Server ratio of Microsoft Windows NT in order to receive any portion of the Business Systems Rebate. Provided CUSTOMER meets the Client to Server Ratio requirement, CUSTOMER will be paid a Business Systems rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than
* ) of the semester Business Systems revenue goal, and attains a minimum of * Windows NT Client to Server ratio CUSTOMER will receive the exact achieved percentage of the eligible Business Systems rebate up to * . If CUSTOMER achieves less * ) of the Business Systems revenue goal, CUSTOMER will not receive any portion of the Business Systems rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Business Systems goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Business Systems rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the rebate. Should CUSTOMER fail to meet the minimum attainment for the final semester goal, MS will not seek reimbursement for Rebate paid. Please note: Although performance against the Business Systems Rebate is based on all Select, and non-Select Business Systems revenue, payment will be based on Select revenue only.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

Example:
         Goals:
         o       Quarterly Business Systems revenue goal of *
         o       Semester Business Systems revenue goal of  *
         o       Minimum Windows NT Client to Server Ratio of *

         Performance:
         o       Windows NT Client to Server Ratio of *
         o       Actual Quarter Business Systems revenue is *
         o       Actual Semester Business Systems revenue is *

Because CUSTOMER attained the minimum Windows Mr Client to Server Ratio of * CUSTOMER's Business Systems Rebate payment would be as follow:

- - -------------------------------------------------------------------------------------------------------
         PERIOD          GOAL     SELL THROUGH                      PAYMENT
                                    ACHIEVED
=======================================================================================================
         First Quarter   *        *                *        eligible rebate = *       July - September
                                                   Select Sales.
- - -------------------------------------------------------------------------------------------------------
         Semester        *        *                *         eligible rebate = *  of July - December
                                                   Select Sales less first quarter payment. The maximum
                                                            allowable Business Systems rebate is *

                           MAINTENANCE REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Maintenance Rebate Program is to increase the Microsoft Maintenance revenue percentage of total Select revenue.

REBATE PERCENTAGES: The total possible rebate percentage achievable for the Maintenance Rebate Program is * of Qualified Select Sales for the July - December, 1995 semester.

GOAL DEFINITIONS: The program goals are based upon the following:

         o  Existing Maintenance revenue percentage of total Select revenue.
         o  Microsoft's Maintenance revenue goals.

REBATE GOALS: CUSTOMER's achievement against the Maintenance goal will be based on CUSTOMER's Select Maintenance revenue percentage of CUSTOMER's total Select revenue.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet * of the first quarter goal, CUSTOMER can still achieve * of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Maintenance Rebate Program goals are as follows:

         o       Quarter 1 Goal (July - September, 1995): *
         o       Semester Goal (July - December, 1995): *

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

PAYMENT: CUSTOMER will be paid a Maintenance rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than * of the semester Maintenance rebate goal, CUSTOMER will receive the exact achieved percentage of the eligible Maintenance rebate up to *
If CUSTOMER achieves less than * of the Maintenance rebate goal, CUSTOMER will not receive any portion of the Maintenance rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Maintenance goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Maintenance rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester rebate payment. However, if CUSTOMER does not meet the minimum attainment for the semester goal, Microsoft will not seek reimbursement of the first quarter rebate payment.

Example:
         Goals:
         o       Quarterly Maintenance goal of * total Select revenue
         o       Semester Maintenance goal of * total Select revenue

         Performance:
         o Actual Maintenance revenue is * of total Select revenue at the end of the quarter
         o Actual Maintenance revenue is * of Select revenue at the end of the semester

CUSTOMER's Maintenance Rebate payment would be as follows:

- - -------------------------------------------------------------------------------------------------------------------------
         PERIOD           GOAL             PERCENTAGE               PAYMENT
                                            ACHIEVED
=========================================================================================================================
         First Quarter    *                *                *       eligible rebate = *       of July - September Select
                                                            Sales.
- - -------------------------------------------------------------------------------------------------------------------------
         Semester         *                *                *       Eligible rebate = * of July - December Select
                                                            Sales less first quarter payment.  The maximum allowable
                                                            Maintenance rebate is    *

                           ENTERPRISE REBATE PROGRAM

PROGRAM OBJECTIVE: The objective of the Microsoft Enterprise Rebate Program is to increase the Microsoft Enterprise revenue percentage of total Select revenue.

REBATE PERCENTAGES: The total possible rebate percentage achievable for the Enterprise Rebate Program is of Qualified Select Sales for the July - December, 1995 semester.

GOAL DEFINITIONS:  The program goals are based upon the following:

         o Existing Enterprise revenue percentage of total Select revenue.
         o       Microsoft's Enterprise revenue goals.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

REBATE GOALS: CUSTOMER's achievement against the Enterprise goal will be based on CUSTOMER's Enterprise revenue percentage of CUSTOMER's total Select revenue.

CUSTOMER has a first quarter rebate goal and a total semester rebate goal. CUSTOMER's performance for the first three months of the July - December, 1995 semester will be measured against the first quarter rebate goal. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebate earned based on performance against the first quarter goal. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goal. Even if CUSTOMER does not meet * of the first quarter goal, CUSTOMER can still achieve * of the semester goal provided that the semester goal is met at the end of the six-month period.

CUSTOMER's Enterprise Rebate Program goals are as follows:

           o        Quarter 1 Goal (July - September, 1995): *

           o        Semester Goal (July - December, 1995): *

PAYMENT: CUSTOMER will be paid a Enterprise rebate based on performance against the semester goal at the end of the semester. If CUSTOMER achieves greater than
*        ) of the semester Enterprise rebate goal, CUSTOMER will receive the
exact achieved percentage of the eligible Enterprise rebate up to *        if
CUSTOMER achieves less than    *       ) of the Enterprise rebate goal,
CUSTOMER will not receive any portion of the Enterprise rebate. The purpose of this scale is to offer an incentive for accounts to meet a portion of their goal in the event they cannot achieve the full Microsoft Enterprise goal.

Although Microsoft pays the rebate ultimately based on performance against the semester goal, Microsoft also pays a rebate at the end of the first quarter based on performance against the first quarter goal. Microsoft pays a portion of the rebate after the first quarter as an incentive for CUSTOMER to focus on the Enterprise rebate program throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester rebate payment. However, if CUSTOMER does not meet the minimum attainment for the semester goal, Microsoft will not seek reimbursement of the first quarter rebate payment.

Example:
         Goals:
         o Quarterly Enterprise goal of * of total Select revenue
         o Semester Enterprise goal of * of total Select revenue Performance:
         o Actual Enterprise revenue is * of total Select revenue at the end of the quarter
         o Actual Enterprise revenue is * of Select revenue at the end of the semester

CUSTOMER's Enterprise Rebate payment would be as follows:

- - -----------------------------------------------------------------------------------------------------------------------
         PERIOD                   GOAL             PERCENTAGE                        PAYMENT
                                                   ACHIEVED
=======================================================================================================================
         First Quarter            *                *                *        eligible rebate = *      of July -
                                                                    September Select Sales.
- - -----------------------------------------------------------------------------------------------------------------------
         Semester                 *                *                *        of      * eligible rebate does not qualify
                                                                    for any portion of the Business Systems rebate.
                                                                    However the first quarter payment will not be
                                                                    affected and Microsoft willnot ask for
                                                                    reimbursement.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.

                             AMENDMENT NO. 1 TO THE
                     LARGE ACCOUNT RESELLER ADDENDUM TO THE
                     MICROSOFT 1995/1996 CHANNEL AGREEMENT


This Amendment No. 1 ("Amendment"), dated this first day of January, 1996, amends that certain Large Account Reseller Addendum to The Microsoft 1995/1996 Channel Agreement ("Addendum") dated July 1, 1995, between MICROSOFT CORPORATION ("MS") having its principal place of business at One Microsoft Way, Redmond, WA 98052 and SOFTWARE SPECTRUM, INC. ("CUSTOMER") having its principal place of business at 2140 Merritt Drive, Garland, TX 75041. The Addendum is hereby amended as follows:


2.            TERM AND TERMINATION

The first sentence of the section is replaced with the following:

"This Addendum shall be effective as of the date indicated above, and shall expire June 30, 1996."

SCHEDULE B

Schedule B is replaced in its entirety with the attached Schedule C.



IN WITNESS WHEREOF, the parties have signed this Amendment on the date indicated below. This Amendment is hereby made part of the Addendum. All terms and conditions of the Addendum not amended herein shall remain in full force and effect. This Amendment is not binding until executed by MS.


AGREED AND ACCEPTED TO BY               AGREED AND ACCEPTED TO BY
MICROSOFT CORPORATION ("MS")            SOFTWARE SPECTRUM, INC.
                                        ("CUSTOMER")


By: /s/ [ILLEGIBLE]                     By: /s/ [ILLEGIBLE]
   ---------------------------             ---------------------------------

/s/ [ILLEGIBLE]                         /s/ [ILLEGIBLE]
- - ------------------------------          ------------------------------------
Name (please print)                     Name (please print)

/s/ [ILLEGIBLE]                         /s/ [ILLEGIBLE]
- - ------------------------------          ------------------------------------
Title                                   Title

          1/3/96                               December 20, 1995
- - ------------------------------          ------------------------------------
Date                                    Date

                                  SCHEDULE C

                              JANUARY-JUNE, 1996
                              REBATE GUIDELINES

- - -------------------------------------------------------------------------------
                        SELECT REBATE PROGRAM OVERVIEW
- - -------------------------------------------------------------------------------


PROGRAMS:        Microsoft offers four Select rebate programs for
                 the January - June, 1996 Rebate period:

- - ------------------------------------------------------------------------------
                  REBATE INCENTIVE              MAXIMUM PERCENTAGE AVAILABLE
==============================================================================
     Compliance Program
     Maintenance Sales-out Program              *
     Enterprise Sales-out Program
     Business Systems Sales-out Program
         Total

REBATE CALCULATIONS AND PAYMENTS: Rebates will be paid in the form of a Microsoft purchase credit forty-five (45) days after the end of each quarterly rebate period (i.e. May 15th for the January - March, 1996 quarter). Rebates are calculated by multiplying the achieved rebate percentage by the total Qualified Select Sales for the rebate period. All Microsoft Select revenue will be included in calculating CUSTOMER's performance against the Select Rebate goals. Revenue generated from Microsoft Select Enrollment Forms executed by MS prior to July 1, 1994, shall be included in calculating CUSTOMER's achievement toward the Select Rebate goals, but shall not be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment. Only revenue generated from Microsoft Select Enrollment Forms executed by MS on or after July 1, 1994 (excluding any Microsoft Select Maintenance) will be included in CUSTOMER's final total Qualified Select Sales for purposes of the Rebate payment.

ANY ISSUES SURROUNDING REBATES SHOULD BE SENT IN WRITING TO KRISTIN WEEBER, MARKETING MANAGER, NO LATER THAN THIRTY (30) DAYS FOLLOWING RECEIPT OF REBATE PAYMENT. If such written notice is not provided within thirty (30) days, CUSTOMER shall have no further right to dispute rebate payment


                           COMPLIANCE REBATE PROGRAM

PROGRAM OBJECTIVES: The objective of the Compliance Rebate Program is to provide incentive for CUSTOMER to comply with Microsoft contractual requirements for payments, Street Dates, and EDI ordering for Select 3.0.

NON-COMPLIANCE: During any given month, failure to comply with any or all of the current compliance criteria will result in the forfeiture of the entire compliance rebate for that month.

 1.           MICROSOFT PAYMENT REQUIREMENTS

Microsoft requires its customers to pay its invoices within terms. In order to maintain compliance, * of the gross invoice value for Select must be current as of Microsoft's fiscal month-end. Unapplied credits will be excluded from the calculation.


*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.


Amendment No. 1 to The Large Account                                   Page C2
Reseller Rebate Addendum to The Microsoft
1995/1996 Channel Agreement

 2.           Microsoft Street Date Requirements

From time to time, Microsoft may announce a new product or new versions of an existing product for which Microsoft shall set a Street Date. In order to comply with the Street Date requirements, CUSTOMER shall not:

         o Ship or deliver the product to any end-user customer prior to the Street Date.
         o Accept any end user payment for the product prior to the Street Date. Checks and/or credit card numbers may be accepted by CUSTOMER, but can only be processed when product is delivered to the end user on or after the Street Date.
         o Advertise, merchandise, or promote the product to end user customers until it is officially announced by Microsoft. Usually, the product announcement is on the Street Date. If the product announcement is earlier than the Street Date, Microsoft will clearly communicate the announce date to the channel. If product is announced by Microsoft before the Street Date, the product can be advertised, merchandised and/or promoted immediately after such announcement, provided that all such promotions clearly state that the product is not yet available for purchase.
         o Allow it's distribution centers and/or warehouses to distribute, for a period of up to twelve months, a Street Date product to any individual sales office, retail store, or outlet which Microsoft in its sole discretion has determined to be in violation of the Street Date Requirements.

In the event CUSTOMER violates the Street Date for any special products specified in a Microsoft Street Date letter, CUSTOMER shall forfeit up to the entire Compliance Rebate for the six month Rebate period in which the violation occurred.

Should CUSTOMER fail to comply with the Street Date Requirements, Microsoft may also, for a period of up to twelve (12) months, withhold shipments to CUSTOMER of future product until the Street Date of such product.

Should CUSTOMER wish to report a Street Date violation, CUSTOMER may fax a copy of a dated sales receipt to Street Date Violations at Microsoft at (206) 936-7329. Once a violation has been reported, Microsoft shall investigate the violation, and take remedial action as appropriate. Please note, in order to confirm a suspected violation, Microsoft must receive a dated sales receipt.

  3.     Microsoft Reporting Requirements

CUSTOMER must comply with the reporting requirements as outlined in CUSTOMER's then current 1995/1996 Channel Agreement and/or Senior Partner Marketing Fund and Reporting Agreement, as applicable.

  4.     Microsoft Transaction Requirements

Electronic Data Interchange format ("EDI") transactions include, but are not limited to 850/855 EDI transactions and all other EDI reporting requirements which may be required by MS and in the EDI Implementation Guide provided by MS from time to time. CUSTOMER must place EDI transaction orders at a minimum of once per month per Enrollment Site if product is purchased during said month.

5.       Select Certification Program

CUSTOMER shall participate in and obtain certification in the Microsoft Select Certification Program for no less than two (2) CUSTOMER Select administration contacts by June 30, 1996.

Compliance Rebate Calculation: The Microsoft Compliance Rebate will be calculated on a monthly basis. If CUSTOMER has met all of the Compliance Rebate criteria in a given month, CUSTOMER will be entitled to a Rebate payment equal
to     *      of that month's total Qualified Select Sales. The
rebate payment will be made forty-five (45) days after the end of each quarterly rebate period.

*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



Amendment No. 1 to The Large Account                                    Page C3
Reseller Rebate Addendum to The Microsoft
1995/1996 Channel Agreement

- - -------------------------------------------------------------------------------
                          SALES-OUT REBATE PROGRAMS
- - -------------------------------------------------------------------------------

REBATE GOALS: CUSTOMER has first quarter sales-out goals and total semester sales-out goals. CUSTOMER's performance for the first three months of the January - June, 1996, semester will be measured against the first quarter sales-out goals. At the end of the first quarter, CUSTOMER will receive the percentage of the eligible rebates earned based on performance against the first quarter goals. At the end of the semester, CUSTOMER will be measured on their six-month performance against the total semester goals. Even if CUSTOMER does not meet * of the first quarter goals, CUSTOMER can still achieve * of the semester goals provided that the semester goals are met at the end of the six-month period.

SALES-OUT DEFINITIONS/MEASUREMENT: MS Product Sales-out is defined as those MS net product units sold through CUSTOMER's outlet locations. For the Business Systems sales-out goal, CUSTOMER's full packaged product, Microsoft Open License, and upgrade sales-out units will be measured from the sales-out reported by CUSTOMER to MS. For the Maintenance and Enterprises sales-out goals, only the appropriate Select license will be measured. Licensing sales (Select, Microsoft Maintenance) are captured and generated by MS' financial systems and included in total sales-out used to measure product sales-out rebate performance.

Any Microsoft Select 2.x and 1.x and Microsoft Maintenance revenue credit is granted as MS recognizes the revenue. This occurs when MS has received the customer's license reporting. Following receipt of reporting, MS bills the customer/reseller and simultaneously recognizes the revenue.

PAYMENT: At the end of the semester, CUSTOMER will be paid sales-out rebates based on performance against the semester goals. If CUSTOMER achieves greater
than   *    of each semester sales-out goal, CUSTOMER will receive the exact achieved percentage of the eligible sales-out rebate up to  *  CUSTOMER achieves
less than   *    of any sales-out rebate goal, CUSTOMER will not receive any portion of that sales-out rebate.

Although MS pays the sales-out rebate ultimately based on performance against the semester sales-out goal, MS also pays a sales-out rebate at the end of the first quarter based on performance against the first quarter goal. MS pays a portion of the rebate after the first quarter to provide incentive for CUSTOMER to focus on sales-out throughout the entire semester. The scale for the first quarter payment is the same as the scale for the semester payment. The first quarter payment amount will be subtracted from the final semester payment for the sales-out rebate.

Example: If CUSTOMER has a quarterly Business Systems sales out goal of   *
and a total semester Business Systems goal   *   and     CUSTOMER sells   *
over the first quarter period and over the entire semester period, CUSTOMER will receive the following rebate payments:


- - ----------------------------------------------------------------------------------------------------------------------------------
            PERIOD                GOAL             SELL-THROUGH                                  PAYMENT
                                                    ACHIEVED
- - ----------------------------------------------------------------------------------------------------------------------------------
         First Quarter                                                       *      eligible rebate = * of January -
                                     *                  *                June sales.
- - ----------------------------------------------------------------------------------------------------------------------------------
            Semester                                                         *      eligible rebate = * of January -
                                     *                  *                June sales less first quarter payment. The
                                                                         maximum allowable rebate is *
- - ----------------------------------------------------------------------------------------------------------------------------------



*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



Amendment No. 1 to The Large Account                                    Page C4
Reseller Rebate Addendum to The Microsoft
1995/1996 Channel Agreement

- - -------------------------------------------------------------------------------
                  SELECT MAINTENANCE SALES-OUT REBATE PROGRAM
- - -------------------------------------------------------------------------------

REBATE PERCENTAGES:   The total possible rebate percentage achievable for the
Maintenance Sales-out Rebate Program is  * of Qualified Sales for the
January - June, 1996 semester.


CUSTOMER's Total Sales-out Rebate Program goals are as follows:

                    o      Quarter 1 Goal (January - March, 1996): *
                    o      Semester Goal (January - June, 1996): *


- - -------------------------------------------------------------------------------
                      ENTERPRISE SALES-OUT REBATE PROGRAM
- - -------------------------------------------------------------------------------

REBATE PERCENTAGES:   The total possible rebate percentage achievable for the
Enterprise Sales-out Rebate Program is        * of Qualified Sales for the
January - June, 1996 semester.


CUSTOMER's Total Sales-out Rebate Program goals are as follows:

                    o      Quarter 1 Goal (January - March, 1996): *
                    o      Semester Goal (January - June, 1996): *



- - -------------------------------------------------------------------------------
                   BUSINESS SYSTEMS SALES-OUT REBATE PROGRAM
- - -------------------------------------------------------------------------------

REBATE PERCENTAGES:   The total possible rebate percentage achievable for the
Business Systems Sales-out Rebate Program is * of Qualified Sales for the January - June, 1996 semester.

REBATE GOALS: CUSTOMER must meet a minimum Microsoft(R) BackOffice client license unit sales goal in order to receive any portion of the Business Systems rebate. Provided that CUSTOMER meets the client license unit sales goal, CUSTOMER's achievement against the Business Systems goal will be based on CUSTOMER's performance against the Business Systems revenue goal.

CUSTOMER's Microsoft(R) BackOffice unit sales goals are as follows:

                    o      Quarter 1 Goal (January - March, 1996): *
                    o      Semester Goal (January - June, 1996):   *


CUSTOMER's Business Systems Sales-out Rebate Program goals are as follows:

                    o      Quarter 1 Goal (January - March, 1996):  *
                    o      Semester Goal (January - June, 1996):    *




*CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SEC.



Amendment No. 1 to The Large Account                                    Page C5
Reseller Rebate Addendum to The Microsoft
1995/1996 Channel Agreement